Exhibit 10.3

EXECUTION VERSION

REVOLVING NOTE

$30,000,000

New York, New York
         November 3, 2023

FOR VALUE RECEIVED, the undersigned, AVEPOINT, INC. (“Borrower”), hereby unconditionally promises to pay, on or before the Revolving Maturity Date, to the order of HSBC Bank USA, National Association (“Bank”) at 452 Fifth Avenue, New York, NY 10018, Attn: Jan Luehrs, or at the holder’s option, at such other place as may be designated by the holder, in lawful money of the United States of America, a principal sum equal to the lesser of THIRTY MILLION AND 00/100 DOLLARS ($30,000,000.00) or the aggregate unpaid principal amount of all Advances made by Bank to the Borrower from time to time under that certain Loan and Security Agreement, dated as of November 3, 2023, by and among the Borrower, certain Subsidiaries of the Borrower party thereto as Guarantors, and the Bank, as the same may hereafter be amended, amended and restated, supplemented, renewed, restated, replaced or otherwise modified from time to time (the “Loan Agreement”) as evidenced by the inscriptions made on the schedule attached hereto, or any continuation thereof (the “Schedule”). The Borrower further promises to pay interest on the unpaid principal amount hereof from time to time at the rates and at such times as are specified in the Loan Agreement. All capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Loan Agreement.

The Bank and each holder of this Note are authorized to inscribe on the Schedule, the date of the making of each Advance, the amount of each Advance, the applicable rate options and Interest Periods, all payments on account of principal and the aggregate outstanding principal balance of this Note from time to time unpaid. Each entry set forth on the Schedule shall be prima facie evidence of the facts so set forth. No failure by the Bank or any holder of this Note to make, and no error in making, any inscriptions on the Schedule shall affect Borrower’s obligation to repay the full principal amount loaned to or for the account of Borrower, or the Borrower’s obligation to pay interest thereon at the agreed upon rate.

If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and the Borrower will pay interest thereon at the then applicable rate until the date of actual receipt of such installment by the holder of this Note.

No failure by the holder to exercise, and no delay in exercising, any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the holder of any right or powers hereunder preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the holder as herein specified are cumulative and not exclusive of any other rights or remedies which the holder may otherwise have.

No modification, rescission, waiver, release or amendment of any provision of this Note shall be made except by a written agreement subscribed by a duly authorized officer of the Borrower and the holder hereof.

Borrower waives diligence, presentment, protest and demand, and also notice of protest, demand, dishonor and nonpayment of this Note.

This Note evidences a borrowing under the Loan Agreement to which reference is hereby made with respect to interest rate options and periods, prepayments of principal hereof prior to the maturity hereof upon the terms and conditions therein specified, and rights of acceleration of the principal hereof on the occurrence of certain events. The obligations of the Borrower under this Note, and the obligations of the Guarantors under the Loan Documents, are secured by the Collateral.

Borrower agrees to pay on demand all reasonable costs and expenses incurred by the holder in enforcing this Note or in collecting the indebtedness evidenced hereby, including, without limitation, if the holder retains counsel for any such purpose, reasonable attorneys’ fees and expenses.

This Note shall be construed under, and governed by, the internal laws of the State of New York without regard to principles of conflicts of laws.

[Signature Page Follows This Page]

The Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

AVEPOINT, INC., as Borrower

By:         /s/ Brian Michael Brown

Name:  Brian Michael Brown

Title:    Chief Legal and Compliance Officer

[Signature Page to Revolving Note]

SCHEDULE

LOANS, RATE OPTIONS AND PAYMENTS OF PRINCIPAL

TYPE OF LOAN	DATE LOAN MADE, CONTINUED OR CONVERTED	AMOUNT OF LOAN MADE, CONTINUED OR CONVERTED	INTEREST PERIOD DATES	INTEREST PERIOD DATES	AMOUNT OF PRINCIPAL PAID OR PREPAID	AGGREGATE UNPAID PRINCIPAL BALANCE	NOTATION MADE BY AND DATE